UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06142

Exact name of registrant as specified in charter:	Aberdeen Japan Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Stockholder Letter (unaudited)

Dear Stockholder,

We present this Annual Report, which covers the activities of Aberdeen Japan Equity Fund, Inc. (the “Fund”), for the fiscal year ended October 31, 2018. The Fund’s investment objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (“TOPIX”).

Total Investment Return

For the fiscal year ended October 31, 2018, the total return to stockholders of the Fund based on the net asset value (“NAV”) and market price of the Fund compared to the Fund’s benchmark in US dollar terms is as follows:

1 Year
NAV*	-11.7%
Market Price*	-15.2%
Tokyo Stock Price Index[1]	-4.1%

*assuming the reinvestment of dividends and distributions

For more detailed information about Fund performance please see page 3 for the Report of the Investment Manager. The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.

NAV and Market Price

	NAV	Closing Market Price	Discount
10/31/2018	$8.66	$7.40	14.5%
10/31/2017	$10.30	$9.17	11.0%

Throughout the fiscal year ended October 31, 2018, the Fund’s NAV was within a range of $8.38 to $11.02 and the Fund’s market price was within a range $7.17 to $9.80. Throughout the fiscal year ended October 31, 2018, the Fund’s shares traded within a range of a discount of 9.6% to 15.7%.

Discount Management Program

Under the Fund’s Discount Management Program, the Fund’s Board of Directors has authorized management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund’s shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgment of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value. During the fiscal year ended October 31, 2018, the Fund did not repurchase any shares.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s semi-annual and annual reports to stockholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s most recent Form N-Q is also available to stockholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

1                  The Tokyo Stock Price Index (“TOPIX”) is a free-float adjusted market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section. The TOPIX Index shows the measure of current market capitalization assuming that market capitalization as of the base date (January 4, 1968) is 100 points. Indicies are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Japan Equity Fund, Inc.	1

Stockholder Letter (unaudited) (concluded)

Brexit

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure date of March 29, 2019 and, until such date, all existing EU-derived laws and regulations continue to apply in the UK. Those laws may continue to apply for a transitional period, depending on whether a deal is struck and, if so, what that deal is. In any event, the UK’s on-shoring of EU legislation currently envisages no policy changes to EU law. However, the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law. Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and administration services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund;

however, we have detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption on the Fund and to the services we provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Fund will not be adversely impacted despite our preparations.

Investor Relations Information

As part of Aberdeen’s commitment to stockholders, we invite you to visit the Fund on the web at www.aberdeenjeq.com. Here, you can view monthly fact sheets, quarterly commentary, distribution, and performance information, updated daily data courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in Aberdeen’s email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at cef.aberdeen-asset.us/en/cefinvestorcenter/contact-us/email.

Contact Us:

•             Visit: cef.aberdeen-asset.us;

•             Watch: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv;

•             Email: Investor.relations@aberdeenstandard.com; or

•             Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

Alan Goodson
President

2	Aberdeen Japan Equity Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

In the year under review, Japanese equities performed well earlier in the period, buoyed by the longest economic growth streak in 28 years. However, in recent months, as US President Trump’s “America First” rhetoric has grown more strident and fears have risen of a global slowdown, equity markets in Japan and elsewhere have faced increasing volatility. In Japan, economic growth has stalled, with third quarter GDP falling 2.5% on an annualised basis as capital investment in a number of key sectors has been put on hold. The uncertainty surrounding the Chinese economy’s slowdown and the impact of an increase in trade disputes has hurt Japanese corporates, many of which have had a growing presence in the mainland in recent years.

Fund performance

Aberdeen Japan Equity Fund returned -11.67% on a net asset value basis for the year ended October 31, 2018, and underperformed the -4.13% return of its benchmark, the Tokyo Stock Price Index (TOPIX). In broad terms, the portfolio has been focused on high quality, manufacturing companies with an international bias, often technology related. The share prices of these companies have suffered a recent set back although these are the very same companies that have performed well in the past on the back of their successful expansion plans.

Our focus on high quality companies narrowed the field to a range of businesses commanding market-leading positions that are also able to compete globally. In the industrials sector, where Japan excels, this has led us to a combination of companies with products that are integral to global supply chains, which indirectly have substantial exposure to China. Similarly in technology, we are invested in companies that benefit from increasing use of chips in a variety of applications, but which are, again, reliant on a globalized supply chain. The stock market valuations of these companies have suffered in the current climate and were the chief cause of the Fund’s relative underperformance versus the benchmark index this fiscal year. In many cases, the underlying businesses remain robust and the medium term prospects are sound, although, in the throes of a trade war, these businesses are not without risk especially while investor sentiment remains negative. Elsewhere, the Fund’s holdings in the healthcare sector, where we favor companies with innovation or that manufacture niche medical devices, have fared well. These companies are well positioned to benefit from the long-term trend of ageing populations, both domestically and overseas.

At the stock level, industrial producer Nabtesco’s shares fell due to a decline in orders and a softer outlook for the robotics industry. The company also posted relatively lackluster corporate results that contrasted with robust results in 2017. However, we maintain our positive view about Nabtesco’s prospects, particularly as it holds a

60% global share for precision-reduction gears used in the manufacture of industrial robots. The Fund’s holding in Renesas Electronics Corp., a supplier of semiconductors used in automobiles, industrial equipment and broad-based applications, performed poorly due to worries of higher inventories. While inventory adjustments may continue in the short term, we believe that the company’s medium-term prospects appear sound, given its wide technological moat1 and market-leading technology, backed by favorable longer-term trends. We believe that Renesas Electronics Corp.’s recent acquisition of U.S.-based Integrated Device Technology is not only a good fit, but also extends the company’s product suite. The position in Suruga Bank was also a notable detractor from the Fund’s performance. The company’s shares declined sharply amid reports about its approval of loans based on falsified applications and accompanying regulatory attention and we sold the Fund’s position in May 2018.

Our holding in cosmetics company Shiseido continued to benefit from its successful restructuring and solid demand for its high-end cosmetics among Asian consumers. The position in Asahi Intecc Co. Ltd. also contributed positively as the medical device maker posted good results over the reporting period boosted by its rival’s production issues. Asahi subsequently unveiled a five-year plan aimed at pursuing rapid market-share gains in existing markets, while adopting a direct-sales model in the U.S. and parts of Asia and Europe. In our opinion, the company has a robust and innovative two-year product pipeline and will develop new catheters for gastro-intestinal and robotic uses through its in-house research and development, as well as via co-development. The Fund’s position in pharmaceutical firm Shionogi Inc. performed well as its flu drug, Xofluza, received U.S. regulatory approval two months ahead of expectations. The company also reported positive phase 3 trial2 results for its once-a-month HIV treatment.

Fund activity

We initiated a holding in drugstore operator Welcia Holdings, a subsidiary of retail group Aeon. Welcia has continually posted above-industry average growth rates for both customer spending and traffic through its tailored stores, the use of promotions, and a dedicated focus on in-store pharmacies, a structural trend stemming from Japan’s ageing society. The company also has a solid track record in mergers and acquisitions and subsequently, in improving the profitability of acquired stores. With the drugstore segment still comparatively more fragmented than other retail formats in Japan, we think that more dominant players, such as Welcia, are able to target opportunistic acquisitions. We believe that this should continue to complement its organic growth. Other new additions to the Fund over the reporting period include Yamaha Corp. and Coca-Cola Bottlers Japan Holdings Inc. Yamaha Corp. has narrowed its business focus to only musical instruments, where it has a solid global market share, and audio equipment, given its competitive edge in sound-synthesis

Aberdeen Japan Equity Fund, Inc.	3

Report of the Investment Manager (unaudited) (concluded)

technology, after years of difficult restructuring. We anticipate that Yamaha Corp. should be in a good position to benefit from healthy market growth in developed and emerging markets, even as it continues to restructure its production facilities. Additionally, the company has been gradually unwinding its cross-shareholdings3 and returning the proceeds to shareholders. Coca-Cola Bottlers Japan Holdings Inc. was formed from the merger between the country’s two largest bottlers in 2017. The company has introduced international “best practices” to its operations, including the streamlining of its logistics footprint to increase profitability, while also prioritizing shareholder returns.

We exited the Fund’s positions in sporting-goods retailer ASICS Corp., as its operating environment became increasingly challenging, and in pharmaceutical firm Astellas Pharma due to the threat of looming expiring patents or competition for core drugs, and a lack of promising treatments in the pipeline. We sold the Fund’s shares in property development and management company Mitsubishi Estate Co. Ltd. We also exited the position in construction company Sekisui House after revelations of a fraudulent land purchase and a subsequent boardroom coup. Both of these issues raised our concerns about the company’s internal controls and damaged our confidence in management.

Outlook

In the near term, we expect continued volatility to be a feature as external concerns continue to weigh on investor sentiment. However, we believe that the long term investment themes in Japan remain intact and that the Fund is well positioned to benefit from these. We continue to focus our in depth, fundamental research efforts on identifying companies which are world class leaders in their field, many of which are to be found in Japan.

Aberdeen Standard Investments (Asia) Limited

(formerly Aberdeen Asset Management Asia Limited)

Risk Considerations

Past performance is not an indication of future results.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. Concentrating investments in the Japan region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

1                    Cross-shareholding refers to two or more publicly traded corporations owning stock in each other.

4	Aberdeen Japan Equity Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the average annual Fund total investment return compared to the TOPIX, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2018.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-11.7%	4.4%	6.2%	7.0%
Market Price	-15.2%	4.1%	5.0%	5.9%
TOPIX Index	-4.1%	6.4%	5.8%	7.4%

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total investment return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a stockholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenjeq.com or by calling 800-522-5465.

The net operating expense ratio based on the fiscal year ended October 31, 2018 was 0.81%.

Aberdeen Japan Equity Fund, Inc.	5

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten equity holdings as of October 31, 2018:

Name of Security	As a Percentage of Net Assets
Shin-Etsu Chemical Co. Ltd.	5.0%
Keyence Corp.	4.3%
Shionogi & Co. Ltd.	3.9%
Sysmex Corp.	3.9%
Daikin Industries Ltd.	3.5%
Seven & i Holdings Co. Ltd.	3.4%
Pigeon Corp.	3.4%
Chugai Pharmaceutical Co. Ltd.	3.2%
KDDI Corp.	3.0%
Shiseido Co. Ltd.	3.0%

Portfolio Composition (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors, as classified by GICS Sectors, are comprised of several industries. As of October 31, 2018, the Fund held 98.7% of its net assets in equities, 0.0% in a short-term investment and 1.3% in other assets in excess of liabilities.

Sectors	As a Percentage of Net Assets
Consumer Staples	19.6%
Industrials	18.5%
Consumer Discretionary	16.0%
Health Care	15.0%
Information Technology	10.2%
Materials	8.7%
Communication Services	4.8%
Financials	4.5%
Real Estate	1.4%
Short-Term Investment	–%
Other Assets in Excess of Liabilities	1.3%
100%

Amounts listed as “–” are 0% or round to 0%.

6	Aberdeen Japan Equity Fund, Inc.

Portfolio of Investments

As of October 31, 2018

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS—98.7%(a)
COMMON STOCKS—98.7%
JAPAN—98.7%
Communication Services—4.8%
KDDI Corp.	144,900	$ 3,506,556
Yahoo Japan Corp.	672,700	2,098,687
		5,605,243
Consumer Discretionary—16.0%
Aeon Fantasy Co. Ltd.	25,500	796,874
Denso Corp.	46,500	2,074,167
Honda Motor Co. Ltd.	39,300	1,121,839
Nitori Holdings Co. Ltd.	13,700	1,788,855
Resorttrust, Inc.	78,800	1,213,556
Stanley Electric Co. Ltd.	99,000	2,928,451
Toyota Motor Corp.	20,600	1,206,767
USS Co. Ltd.	104,800	1,889,735
Yamaha Corp.	77,500	3,405,689
ZOZO, Inc.	88,800	2,130,669
		18,556,602
Consumer Staples—19.6%
Ain Holdings, Inc.	29,900	2,344,990
Calbee, Inc.	19,800	656,909
Coca-Cola Bottlers Japan Holdings, Inc.	48,000	1,256,217
Japan Tobacco, Inc.	97,300	2,500,153
Mandom Corp.	50,000	1,387,533
Pigeon Corp.	92,600	3,916,259
San-A Co. Ltd.	43,500	1,835,180
Seven & i Holdings Co. Ltd.	91,600	3,966,278
Shiseido Co. Ltd.	55,000	3,470,251
Welcia Holdings Co. Ltd.	26,300	1,341,738
		22,675,508
Financials—4.5%
AEON Financial Service Co. Ltd.	98,500	1,927,818
Japan Exchange Group, Inc.	182,300	3,265,123
		5,192,941
Health Care—15.0%
Asahi Intecc Co. Ltd.	78,900	3,231,297
Chugai Pharmaceutical Co. Ltd.	63,500	3,717,720
Mani, Inc.	29,700	1,364,827
Shionogi & Co. Ltd.	70,600	4,514,423
Sysmex Corp.	64,200	4,502,956
		17,331,223
Industrials—18.5%
Amada Holdings Co. Ltd.	340,700	3,209,678
Daikin Industries Ltd.	35,000	4,056,916

Aberdeen Japan Equity Fund, Inc.	7

Portfolio of Investments (concluded)

As of October 31, 2018

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (continued)(a)
COMMON STOCKS (continued)
JAPAN (continued)
Industrials (continued)
FANUC Corp.	16,400	$ 2,853,057
Hoshizaki Corp.	12,500	1,009,006
Komatsu Ltd.	45,400	1,182,327
Makita Corp.	90,800	3,139,168
MISUMI Group, Inc.	46,200	925,885
Nabtesco Corp.	117,600	2,581,420
Pilot Corp.	44,000	2,430,480
		21,387,937
Information Technology—10.2%
Elecom Co. Ltd.	49,900	1,181,434
Keyence Corp.	10,300	5,031,751
Otsuka Corp.	37,200	1,233,882
Renesas Electronics Corp.(b)	275,400	1,450,802
Sanken Electric Co. Ltd.	46,400	1,023,632
SCSK Corp.	46,000	1,949,275
		11,870,776
Materials—8.7%
Kansai Paint Co. Ltd.	85,800	1,267,805
Nippon Paint Holdings Co. Ltd.	98,800	3,086,199
Shin-Etsu Chemical Co. Ltd.	69,100	5,774,030
		10,128,034
Real Estate—1.4%
Daibiru Corp.	166,500	1,678,517
Total Common Stocks		114,426,781
Total Long-Term Investments—98.7% (cost $107,524,689)		114,426,781
Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—%
UNITED STATES—%
20,069	State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.09%(c)	$ 20,069
	Total Short-Term Investment—% (cost $20,069)	20,069
	Total Investments—98.7% (cost $107,544,758)(d)	114,446,850
	Other Assets in Excess of Liabilities—1.3%	1,490,756
	Net Assets—100.0%	$ 115,937,606

(a)   All securities are fair valued. Fair values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded prices. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)   Non-Income Producing Security.

(c)   Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2018.

(d)   See Note 9 of the accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See Notes to Financial Statements.

Amounts listed as “–” are 0% or round to 0%.

8	Aberdeen Japan Equity Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2018

Assets
Investments, at value (cost $107,524,689)	$114,426,781
Short-term investments, at value (cost $20,069)	20,069
Foreign currency, at value (cost $680,820)	678,983
Interest and dividends receivable	660,221
Receivable for investments sold	272,807
Prepaid expenses and other assets	57,338
Total assets	116,116,199

Liabilities
Investment management fees payable (Note 3)	32,849
Administration fees payable (Note 3)	8,383
Investor relations fees payable (Note 3)	4,753
Director fees payable	1,000
Other accrued expenses	131,608
Total liabilities	178,593

Net Assets	$115,937,606
Composition of Net Assets:
Common stock (par value $0.01 per share) (Note 5)	$ 133,891
Paid-in capital in excess of par	100,194,621
Distributable earnings	15,609,094
Net Assets	$115,937,606
Net asset value per share based on 13,389,072 shares issued and outstanding	$ 8.66

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.	9

Statement of Operations

For the Year Ended October 31, 2018

Net Investment Income:

Income
Dividends and other income (net of foreign withholding taxes of $224,674)	$ 2,021,169
Total investment income	2,021,169
Expenses:
Investment management fee (Note 3)	409,328
Directors’ fees and expenses	205,279
Administration fee (Note 3)	107,731
Insurance expense	78,969
Investor relations fees and expenses (Note 3)	57,368
Independent auditors’ fees and expenses	56,330
Reports to stockholders and proxy solicitation	54,910
Legal fees and expenses	48,788
Custodian’s fees and expenses	24,308
NYSE listing fee	23,750
Transfer agent’s fees and expenses	17,811
Miscellaneous	9,388
Net expenses	1,093,960

Net investment income	927,209
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	7,782,515
Foreign currency transactions	(1,150)
7,781,365

Net change in unrealized appreciation/(depreciation) on:
Investments	(24,199,259)
Foreign currency translation	5,493
(24,193,766)
Net realized and unrealized (loss) from investments and foreign currency related transactions	(16,412,401)
Net Decrease in Net Assets Resulting from Operations	$(15,485,192)

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

10	Aberdeen Japan Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

Increase/(decrease) in net assets from operations:

Operations:
Net investment income	$ 927,209	$ 964,765
Net realized gain from investment transactions	7,782,515	5,643,184
Net realized loss from foreign currency transactions	(1,150)	(181,075)
Net change in unrealized appreciation/(depreciation) on investments	(24,199,259)	8,226,114
Net change in unrealized appreciation on foreign currency translation	5,493	23,047
Net increase/(decrease) in net assets resulting from operations	(15,485,192)	14,676,035
Distributions to stockholders(a)	(6,425,172)	(4,237,688)
Net decrease in net assets from distributions	(6,425,172)	(4,237,688)
Reinvestment of dividends resulting in the issuance of 11,380 and 55,595 shares of common stock, respectively	108,101	425,851
Repurchase of common stock under the discount management policy (0 and 126,925), respectively	–	(988,771)
Change in net assets from capital stock transactions	108,101	(562,920)
Net increase/(decrease) in net assets	(21,802,263)	9,875,427

Net assets:
Beginning of year	137,739,869	127,864,442
End of year	$115,937,606	$137,739,869

(a)  Per the Securities and Exchange Commission release #33-10532 “Disclosure Update and Simplification”; the Fund is no longer required to differentiate distributions from earnings as either from net investment income or net realized capital gains. For the fiscal year ended October 31, 2017, the distributions to stockholders were from net investment income and net realized capital gains of $1,193,149 and $3,044,539, respectively.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.	11

Financial Highlights

	For the Fiscal Years Ended October 31,
	2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year	$10.30	$9.51	$8.69	$8.26	$7.55
Net investment income	0.07	0.07	0.08	0.05	0.04
Net realized and unrealized gains/(losses) on investments and foreign currencies	(1.23)	1.03	1.03	0.44	0.79
Total from investment operations	(1.16)	1.10	1.11	0.49	0.83
Distributions from:
Net investment income	(0.06)	(0.09)	(0.08)	(0.03)	(0.15)
Net realized gains	(0.42)	(0.23)	(0.23)	(0.04)	–
Total distributions	(0.48)	(0.32)	(0.31)	(0.07)	(0.15)
Capital Share Transactions:
Impact due to discount management policy	–	0.01	0.02	0.01	0.03
Net asset value, end of year	$8.66	$10.30	$9.51	$8.69	$8.26
Market value, end of year	$7.40	$9.17	$8.18	$7.48	$7.36
Total Investment Return Based on(b):
Market value	(15.22% )	16.73%	14.10%	2.67%	10.11%
Net asset value	(11.67% )	12.78%	14.19%	6.28%	11.79%
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (in millions)	$115.9	$137.7	$127.9	$118.7	$113.7
Average net assets (in millions)	$134.7	$124.4	$118.4	$117.9	$107.3
Net operating expenses	0.81%	0.86%	0.92%	0.96%	1.04%
Net operating expenses, excluding fee waivers	0.81%	0.86%	0.92%	0.96%	1.04%
Net investment income	0.69%	0.78%	0.86%	0.58%	0.47%
Portfolio turnover	32%	22%	8%	10%	98%

(a)   Based on average shares outstanding.

(b)   Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

12	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements

October 31, 2018

1. Organization

Aberdeen Japan Equity Fund, Inc. (the “Fund”) was incorporated in Maryland on July 12, 1990 under its original name “The Japan Equity Fund, Inc.” and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company. The Fund’s investment objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (“TOPIX”).

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, and has an objective to maintain a $1.00 per share net asset value (“NAV”). Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level measurements to valuations based upon unobservable inputs that are significant to

Aberdeen Japan Equity Fund, Inc.	13

Notes to Financial Statements (continued)

October 31, 2018

the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$–	$114,426,781	$–	$114,426,781
Short-Term Investment	20,069	–	–	20,069
Total	$20,069	$114,426,781	$–	$114,446,850

Amounts listed as “–” are $0 or round to $0.

For the fiscal year ended October 31, 2018, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)   market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)   purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign

14	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund records dividends and distributions payable to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

f. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

g. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

h. Repurchase Agreements:

The Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. To the extent the Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Portfolio of Investments. As of and during the fiscal year ended October 31, 2018, the Fund did not hold any repurchase agreements.

3. Agreements and Transactions with Affiliates

a. Investment Manager:

Aberdeen Standard Investments (Asia) Limited (“ASIAL”), formerly Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. Pursuant

Aberdeen Japan Equity Fund, Inc.	15

Notes to Financial Statements (continued)

October 31, 2018

to the Management Agreement, the Manager makes investment management decisions relating to the Fund’s assets. For such investment services, the Fund pays the Manager at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million, and 0.20% of the excess over $50 million of the Fund’s average weekly Managed Assets. For purposes of this calculation, “Managed Assets” of the Fund means total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. During the fiscal year ended October 31, 2018, the Fund paid ASIAL $409,328. In addition, the Fund has agreed to reimburse the Manager for all out-of-pocket expenses related to the Fund. For the fiscal year ended October 31, 2018, no such expenses were paid to the Manager.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of ASIAL, serves as the Fund’s administrator, pursuant to an amended fee schedule under which AAMI receives a fee, payable quarterly by the Fund, at an annual rate of 0.08% of the value of the Fund’s average weekly net assets. During the fiscal year ended October 31, 2018, AAMI earned $107,731 from the Fund for administration fees.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by ASIAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI (or third parties engaged by AAMI), among other things, provides objective and timely information to stockholders based on publicly-available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended October 31, 2018, the Fund incurred investor relations fees of approximately $57,368. For the fiscal year ended October 31, 2018, AAMI did not waive any investor relations fees because the Fund did not reach the capped amount.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2018, were $39,191,306 and $44,692,650, respectively.

5. Capital

The authorized capital of the Fund is 30 million shares of $0.01 par value per share of common stock. During the fiscal year ended October 31, 2018, the Fund did not repurchase any shares pursuant to its Discount Management Program and reinvested 11,380 shares pursuant to its Dividend Reinvestment and Cash Purchase Plan. As of October 31, 2018, there were 13,389,072 shares of common stock issued and outstanding.

6. Discount Management Program

The Fund’s Discount Management Program authorizes management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund’s shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgment of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value. During the fiscal year ended October 31, 2018, the Fund did not repurchase any shares.

The Board of Directors authorized the Discount Management Program in order to potentially enhance share liquidity and increase stockholder value through the potential accretive impact of the purchases to the Fund’s NAV. There is no assurance that the Fund will purchase shares in any specific amounts.

16	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in the U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Focus Risk

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

c. Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Consumer Staples Sector Risk. To the extent the consumer staples sector represents a significant portion of the Fund’s investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Industrial Sector Risk. To the extent that the industrials sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Industrial companies are affected by supply and demand both for their specific products or services and for industrial sector products or services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

d. Valuation Risk

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational

Aberdeen Japan Equity Fund, Inc.	17

Notes to Financial Statements (continued)

October 31, 2018

documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2018 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$107,544,758	$6,902,593	$(501)	$6,902,092

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 was as follows:

	October 31, 2018	October 31, 2017
Distributions paid from:
Ordinary Income	$782,729	$1,193,149
Net long-term capital gains	5,642,443	3,044,539
Total tax character of distributions	$6,425,172	$4,237,688

As of October 31, 2018, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$1,183,170
Undistributed long-term capital gains – net	7,525,167
Total undistributed earnings	$8,708,337
Capital loss carryforward	–	*
Other currency gains	–
Other temporary differences	–
Unrealized appreciation/(depreciation)	6,900,757
Total accumulated earnings/(losses) – net	$15,609,094

*      As of October 31, 2018, the Fund did not utilize a capital loss carryforward.

10. Recent Accounting Pronouncements

On August 17, 2018, the SEC voted to adopt amendments to certain of its disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The SEC will also be referring certain SEC disclosure requirements that overlap with, but require information incremental to, U.S. GAAP to the Financial Accounting Standards Board (FASB) for potential incorporation into U.S. GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments became effective November 5, 2018.

On August 28, 2018, the FASB issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 includes removals, additions and modifications to the disclosure requirements for fair value measurements that are intended to improve the effectiveness of disclosures in the notes to financial statements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt any removed or modified disclosures upon issuance of this ASU and delay adoption of the additional disclosures until their effective date. Aberdeen has evaluated ASU 2018-13 and determined that there is no significant impact on the Fund’s financial statements. Aberdeen has early adopted the following ASU 2018-13 guidance in the Fund’s financial statements pertaining to the removal

18	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2018

of (i) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and (ii) the policy for timing of transfers between levels.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of October 31, 2018.

On December 20, 2018, the Fund announced that it will pay on January 10, 2019 a distribution of $0.65042 per share to all stockholders of record as of December 31, 2018.

Aberdeen Japan Equity Fund, Inc.	19

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Aberdeen Japan Equity Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aberdeen Japan Equity Fund, Inc. (the Fund), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for the each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the three-year period ended October 31, 2016 were audited by other independent registered public accountants whose reports, dated December 27, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania
December 27, 2018

20	Aberdeen Japan Equity Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by Aberdeen Japan Equity Fund, Inc. during the fiscal year ended October 31, 2018:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
1/8/18	$0.480290	$0.421780	–	$0.058510	$0.016867	$0.075377	$0.058510	$0.058510

(1)                 The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(2)                 The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Supplemental Information (unaudited)

Results of Annual Meeting of Stockholders

The Annual Meeting of Stockholders was held on June 20, 2018 at 1735 Market Street, 32th Floor, Philadelphia, Pa. The description of the proposal and number of shares voted at the meeting are as follows:

1. To re-elect one Class I Director to the Board of Directors:

	Votes For	Votes Against	Abstained
Radhika Ajmera	11,129,918	572,433	934,576

Additionally, the Fund announced that Mr. David Harmer retired from the Fund effective June 12, 2018.

Directors whose term of office continued beyond the Meeting are as follows: Rahn Porter, Richard Herring and Anthony Clark.

Aberdeen Japan Equity Fund, Inc.	21

Board Consideration and Approval of Investment Management Agreement (unaudited)

Nature, Extent and Quality of Services

At a meeting (the “Meeting”) of the Board of Directors of Aberdeen Japan Equity Fund, Inc. (the “Fund”) held on June 12, 2018, the Board reviewed and considered the nature, quality and extent of services provided by Aberdeen Standard Investments (Asia) Limited, (formerly Aberdeen Asset Management Asia Limited) (the “Investment Manager”), under the Investment Management Agreement with the Investment Manager (the “Investment Management Agreement”). The Board reviewed and considered the qualifications of the portfolio management team and other key personnel of the Investment Manager who provide investment advisory services to the Fund and determined that they are qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also reviewed and considered the services provided to the Fund by the Investment Manager and its personnel. The Board concluded that the nature, quality and extent of advisory services provided to the Fund by the Investment Manager were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of advisory services was satisfactory.

Performance Relative to the Fund’s Benchmark

The Board noted that the Investment Manager had been managing the Fund for less than five years. The Board reviewed and considered the Fund’s performance for the last three full year periods, as well as the quarter ended March 31, 2018, as provided to the Board prior to the Meeting. For the quarter and the last three full years, the Fund had generally slightly underperformed the Fund’s benchmark, the TOPIX, although there were periods of overperformance. The Board also noted that the only other U.S. closed-end fund investing in Japan invested in smaller companies and smaller companies had generally outperformed the larger companies in which the Fund invested.

Fees Relative to Other Funds Advised by the Investment Manager

The Board reviewed and considered the advisory fees paid by the Fund under the Investment Management Agreement (the “Investment Manager Fee”) and information showing the advisory fees paid by other U.S. registered closed-end funds managed by the Investment Manager or its affiliates (“Other Aberdeen Funds”) and fees charged by the Investment Manager to other clients with assets invested in Japan. The Board noted that the Investment Manager Fee was lower than the fees charged to most of the Other Aberdeen Funds and largely in the same range of fees charged to other clients with comparable investment strategies and determined that the Investment Management Fee was appropriate.

Fees and Expenses Relative to Comparable Funds Managed by Other Investment Managers

The Board reviewed and considered the advisory fees paid by other closed-end funds investing in a single country. While the fees vary widely, the majority of these fees paid in connection with these country funds were in the 1.00% and higher range. The Board concluded that the Fund’s advisory fees under the Investment Management Agreement were significantly lower than these other country funds. The Board also noted that the total expense ratio of the Fund was at the low end of the range of total expense ratios of other closed-end funds investing in a single country. The Board concluded that the Fund’s total expense ratio was satisfactory.

Breakpoints and Economies of Scale

The Board reviewed and considered the structure of the Fund’s advisory fees under the Investment Management Agreement and noted that it does include a breakpoint. The Board considered that the Fund is closed-end. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at current asset levels.

Profitability of the Investment Manager

The Board reviewed and considered a profitability report for the Investment Manager for the last year included in the materials provided to the Board. Based on its review of the information it received, the Board concluded that the profits earned by the Investment Manager were not excessive in light of the advisory services provided to the Fund.

Other Benefits to the Investment Manager or its Affiliates

In considering whether the Investment Manager benefits in other ways from its relationship with the Fund, the Board noted that the Fund’s brokerage transactions are not effected through the Investment Manager or any of its affiliates. The Board also noted that an affiliate of the Investment Manager serves as Administrator to the Fund. The Board noted that, based on its review of the arrangements for administrative services, any benefit the Investment Manager’s affiliate receives from providing those services appears to be appropriate. The Board concluded

22	Aberdeen Japan Equity Fund, Inc.

Board Consideration and Approval of Investment Management Agreement (unaudited) (concluded)

that, to the extent that the Investment Manager or its affiliates derive other benefits from their relationships with the Fund, those benefits are not such as to render the Investment Manager’s fees excessive.

Investment Manager Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Investment Manager was financially sound and had the resources necessary to perform its obligations under the Investment Management Agreement. The Board noted that the Investment Manager’s operations remain profitable. The Board concluded that the Investment Manager has the financial resources necessary to fulfill its obligations under the Investment Management Agreement.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Investment Manager and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Investment Manager indicates a good faith effort on its part to adhere to high ethical standards.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interests of the Fund and its stockholders to approve renewal of the Investment Management Agreement for another year.

Aberdeen Japan Equity Fund, Inc.	23

Dividend Reinvestment and Cash Purchase Plan (unaudited)

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available by calling the Plan Agent at (866) 669-9903 or by writing Aberdeen Japan Equity Fund, Inc., c/o the American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure to the Plan Agent. However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf. If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution. If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds.

How are the dividends and distributions reinvested? If the market price of the Fund’s shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than the net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

What is the Cash Purchase feature? The Plan participants have the option of making semi-annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $5,000 semiannually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th and August 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

24	Aberdeen Japan Equity Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Independent Directors

Radhika Ajmera c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1964	Chair of Board of Directors, Audit Committee Member	Since 2014; chair since 2017. current term ends at the 2021 annual Meeting	Ms. Ajmera has been an independent non-executive director of Aberdeen Asia-Pacific Income Investment Company since 2015 and of Aberdeen Japan Equity Fund since 2014 where she was appointed chair, effective December 2017. Ms. Ms. Ajmera has over twenty years’ experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. Ms Ajmera is a graduate of the London School of Economics.	1	Director of Aberdeen Asia-Pacific Income Investment Company Limited

Anthony S. Clark 3307 N. Colombus St Arlington, VA 22207 Year of Birth: 1953	Director, Audit Committee Member	Since 2015; current term ends at the 2020 annual Meeting	Mr. Clark has been a Managing Member of Innovation Capital Management, LLC, an investment adviser since January 2016. From 2011 to 2013, Mr. Clark served as Chief Investment Officer of the Pennsylvania State Employees’ Retirement System.	1	The Taiwan Fund, Inc.

Richard J. Herring c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1946	Director, Audit Committee Member	Since 2007; current term ends at the 2020 annual Meeting	Mr. Herring is Jacob Safra Professor of International Banking and Professor of Finance Department, The Wharton School, University of Pennsylvania, since 1972. He is also Founding Director, Wharton Financial Institutions Center since 1994. In addition, he is a member of the Systemic Risk Council and the FDIC’s Systemic Resolution Advisory Council. He was Co-chair of the Shadow Financial Regulatory Committee, from 2000 to 2016; and Executive Director of the Financial Economists Roundtable, from 2008 to 2016.	1

Director of Aberdeen Singapore Fund, Inc. from 2007 to 2018; Trustee, Deutsche Asset Management Funds (and certain predecessor funds), since 1990; Director of The Thai Capital Fund from 2000 to 2013; Independent Director of Barclays Bank Delaware, from 2010 to 2018

Rahn K. Porter 944 East Rim Road Franktown, CO 80116 Year of Birth: 1954	Director, Audit Committee Chairman	Since 2007; current term ends at the 2019 annual Meeting	Mr. Porter has been the Chief Financial and Administrative Officer of The Colorado Health Foundation since 2013. Previously he was the Interim Chief Executive Officer of The Colorado Health Foundation from 2014 to 2015 and was Senior Vice President and Treasurer, Qwest Communications International Inc. (telecommunications) from 2008 to 2011.	27	Director, CenturyLink Investment Management Company, since 2006; Director, BlackRidge Financial Inc., since 2005;

*      As of the date of this report, each of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc. Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Investments ETFs, the Aberdeen Funds (which consists of 25 portfolios) and the Aberdeen Investment Funds (which consists of 4 portfolios), have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Manager, and may thus be deemed to be part of the same “Fund Complex” as the Fund. Mr. Porter also serves on Aberdeen Emerging Markets Equity Income Fund, Inc. and the Aberdeen Funds.

Aberdeen Japan Equity Fund, Inc.	25

Management of the Fund (unaudited) (continued)

Information Regarding Officers* who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Alan Goodson** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	President	Since September 2012

Currently, Director, Vice President and Head of Product-Americas for AAMI, overseeing both Product Management and Product Development for AAMI’s registered and unregistered investment companies in the US and Canada. Mr. Goodson joined Aberdeen in 2000.

Jeffrey Cotton** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since September 2012

Currently, Interim Global Head of Conduct & Compliance for Aberdeen and Director, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. He joined Aberdeen in 2010 as Head of Compliance – Americas.

Andrea Melia** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since September 2012	Currently, Head of Fund Operations, Traditional Assets – Americas and Vice President of Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009.
Megan Kennedy** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since September 2012	Currently, Head of Product Management for Aberdeen Asset Management Inc. (since 2009). Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005.
Bev Hendry** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since December 2014

Currently Chairman of Americas since 2018. He is a member of the Aberdeen Standard Management Executive Committee and President and Chief Executive Officer of the Aberdeen Funds. Mr. Hendry first Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr Hendry left Aberdeen in 2008 when the company moved to its headquarters in Philadelphia. Mr Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale where he worked as Chief Operating Officer for 6 years.

Jennifer Nichols** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since September 2012	Currently, Director, Vice President Head of Legal-Americas for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen in 2006 as US Counsel.

26	Aberdeen Japan Equity Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Christian Pittard** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since September 2012

Currently, Group Head of Product Opportunities. From 2005 to 2007 he was Head of North American funds based in the US. Prior to that he was a Managing Director of Aberdeen’s business in Jersey, Channel Islands having joined Aberdeen in 1998. Christian is qualified as a Chartered Accountant and a fellow of The Securities Institute by Diploma. He has experience in launching and servicing both closed and open ended funds in Europe and the US.

Lucia Sitar** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since September 2012	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. since 2013. Ms. Sitar joined Aberdeen Asset Management Inc. in 2007 as U.S. Counsel.

Joseph Andolina** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President – Compliance	Since 2017

Currently, Vice President, Head of Conduct & Compliance – Americas and Deputy Chief Risk Officer for Aberdeen Asset Management Inc. since 2017. Prior to that, Mr. Andolina was Deputy Head of Compliance – Americas. In this capacity, Joe will take a lead role in the management and implementation of the US Compliance Program and support the group globally on SEC related matters. Prior to joining the Compliance Department, he was a member of Aberdeen’s Legal Department, where he served as US Counsel and worked primarily on matters relating to Aberdeen’s registered funds. Before joining Aberdeen in 2012, Joe was an associate at Drinker Biddle & Reath LLP in Philadelphia where he worked in the firm’s Investment Management Group

Sharon Ferrari** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since March 2014	Currently, Senior Fund Administration Manager for Aberdeen Asset Management Inc. since 2013. She joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

Heather Hasson** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since September 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. since 2009. She joined Aberdeen Asset Management Inc. as a Fund Administrator in 2006.

*     Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on March 6, 2018.

**     Messrs. Pittard, Cotton, Hendry, Goodson and Andolina and Mses. Nichols, Melia, Kennedy, Sitar, Hasson and Ferrari hold officer position(s) in one or more of the following funds: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc. Aberdeen Japan Equity Fund, Inc., The India Fund Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Income Credit Strategies Fund, Aberdeen Standard Investments ETFs, Aberdeen Funds (which consists of 25 portfolios) and Aberdeen Investment Funds (which consists of 4 portfolios), each of which may also be deemed to be a part of the same “Fund Complex” as the Fund.

Aberdeen Japan Equity Fund, Inc.	27

Corporate Information

Directors

Radhika Ajmera, Chair

Anthony Clark

Richard J. Herring

Rahn K. Porter

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President – Compliance and Chief Compliance Officer

Andrea Melia, Treasurer

Megan Kennedy, Vice President and Secretary

Joseph Andolina, Vice President – Compliance

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Manager

Aberdeen Standard Investments (Asia) Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Administrator

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Transfer Agent and Registrar

American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Aberdeen Standard Investments (Asia) Limited (formerly Aberdeen Asset Management Asia Limited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Japan Equity Fund, Inc. are traded on the NYSE under the symbol “JEQ”. Information about the Fund’s net asset value and market price is available at www.aberdeenjeq.com.

This report, including the financial information herein, is transmitted to the stockholders of Aberdeen Japan Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

JEQ-Annual

Item 2. Code of Ethics.

(a)                                 As of October 31, 2018, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)                                 Definitional

(c)                                  There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)                                 During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)                                  Not applicable

(f)                                   A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Rahn K. Porter, a member of the Registrant’s Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Porter as the Audit Committee’s financial expert. Mr. Porter is considered to be an “independent” Director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)(1) Tax Fees	(d) All Other Fees
October 31, 2018	$48,210	$0	$8,120	$0
October 31, 2017	$47,500	$0	$8,000	$0

(1)         Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(e)(1)          The  Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination,  the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Fund and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Fund within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.  The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Investment Manager, who will ensure that the appropriate disclosure is made in the Fund’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)         None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)                         Not applicable.

(g)                        Non-Audit Fees

For the fiscal years ended October 31, 2018 and October 31, 2017, respectively, KPMG billed $746,470 and $655,601 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Administrator.

(h)                       Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)         The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2018, the Audit Committee members were:

Radhika Ajmera

Anthony Clark

Richard J. Herring

Rahn K. Porter

(b)         Not applicable.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Investment Manager are included as Exhibit (d).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of January 8, 2018.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young Managing Director	Responsible for equities globally from the Singapore office.

Hugh Young is a Managing Director of Aberdeen Standard Investment (Asia) Limited. Previously, he served as Head of Asia Pacific, a main board director and Head of Investments for Aberdeen Asset Management (before its merger with Standard Life plc). Hugh joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Hugh joined Aberdeen in 1985 to manage Asian equities from London, having started his investment career in 1980. He founded Singapore-based Aberdeen Asia in 1992 and since then he has built the company into one of the largest and most well-respected managers of such assets globally. Hugh is a director of a number of group subsidiary companies and group-managed investment trusts and funds. Hugh graduated with a BA (Hons) in Politics from Exeter University.

Adrian Lim Investment Director	Responsible for company research and oversight of portfolio construction

Adrian Lim is an Investment Director on the Asian Equities Team. Adrian originally joined Aberdeen in 2001 as a Manager on the Private Equity Team, on the acquisition of Murray Johnstone, but transferred to his current post soon afterwards. Previously, Adrian worked for Arthur Andersen as an Associate Director advising clients on mergers & acquisitions in the region. Adrian graduated with a BAcc from Nanyang Technological University, Singapore and is a CFA® charterholder. CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.

Flavia Cheong Head of Equities — Asia Pacific	Responsible for company research and oversight of portfolio construction

Flavia Cheong is the Head of Equities - Asia Pacific on the Asian Equities team, where, as well as sharing responsibility for company research, she oversees regional portfolio construction. Flavia joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Before joining Aberdeen in 1996, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore. Flavia graduated with a BA in Economics and an MA (Hons) in Economics from the University of Auckland. She is a CFA charterholder. CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.

Ai-Mee Gan Investment Manager	Responsible for company research and oversight of portfolio construction

Gan Ai Mee is an Investment Manager on the Asian Equities Team. Ai Mee joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Ai Mee joined Aberdeen in April 2009. Previously, Ai Mee worked as a Senior Associate with Transaction Advisory Services at Ernst & Young.
Ai Mee holds a BCom in Accounting & Finance and BSc in Information Systems, University of Melbourne. She is also a member of the Institute of Chartered Accountants in Australia.

Christina Woon Investment Manager	Responsible for company research and oversight of portfolio construction

Christina Woon is an Investment Manager on the Asian Equities Team. Christina joined Aberdeen in January 2013 as a graduate. Christina holds a Bachelor of Accountancy from Singapore Management University. She is a CFA charterholder. CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.

(a)(2) The information in the table below is as of October 31, 2018.

Name of Portfolio Manager	Types of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Hugh Young	Registered Investment Companies	17	9,917.00	13	4,340.38
	Pooled Investment Vehicles	80	30,296.18	0	0
	Other Accounts	95	23,130.47	0	0

Adrian Lim	Registered Investment Companies	17	9,917.00	13	4,340.38
	Pooled Investment Vehicles	80	30,296.18	0	0
	Other Accounts	95	23,130.47	0	0

Flavia Cheong	Registered Investment Companies	17	9,917.00	13	4,340.38
	Pooled Investment Vehicles	80	30,296.18	0	0
	Other Accounts	95	23,130.47	0	0

Ai-Mee Gan	Registered Investment Companies	17	9,917.00	13	4,340.38
	Pooled Investment Vehicles	80	30,296.18	0	0
	Other Accounts	95	23,130.47	0	0

Christina Woon	Registered Investment Companies	17	9,917.00	13	4,340.38
	Pooled Investment Vehicles	80	30,296.18	0	0
	Other Accounts	95	23,130.47	0	0

Total assets are as of October 31, 2018 and have been translated to U.S. dollars at a rate of £1.00 = $1.2775.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, the Adviser will deliver model changes subsequent to commencing trading on behalf of discretionary accounts.  Model changes are typically delivered on a security by security basis.  The timing of such delivery is determined by the Adviser and will depend on the anticipated market impact of trading.  Market impact includes, but is not limited to, factors such as liquidity and price impact.  When minimal market impact is anticipated, the Adviser typically delivers security level model changes after such time when approximately two-thirds of the full discretionary order has been executed.  Although the Adviser anticipates delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, the Adviser may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion.  With respect to securities for which the Adviser anticipates a more significant market impact, the Adviser intends to withhold model deliver changes until such time when the entire discretionary order has been fully executed.  Anticipated market impact on any given security is determined at the sole discretion of the Adviser based on prior market experience and current market conditions.  Actual market impact may vary significantly from anticipated market impact.  Notwithstanding the aforementioned, the Adviser may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

The Adviser does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of the Adviser’s discretionary account trading, The Adviser may compete against these clients in the market when attempting to execute its orders for its discretionary accounts.  As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

Investment decisions for strategies that have model delivery clients may cause a fund to compete against such model delivery clients that hold and trade in a same security as a fund.

(a)(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.   Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the Aberdeen group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC, or after August 2017, Standard Life Aberdeen plc, or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the Aberdeen group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2018
Hugh Young	$0
Adrian Lim	$0
Flavia Cheong	$0
Ai-Mee Gan	$0
Christina Woon	$0

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs (1)
November 1, 2017 through November 30, 2017	0	None	0	330,203
December 1, 2017 through December 31, 2017	0	None	0	330,203
January 1, 2018 through January 31, 2018	0	None	0	330,203
February 1, 2018 through February 28, 2018	0	None	0	330,203
March 1, 2018 through March 31, 2018	0	None	0	330,203
April 1, 2018 through April 30, 2018	0	None	0	330,203
May 1, 2018 through May 31, 2018	0	None	0	330,203
June 1, 2018 through June 30, 2018	0	None	0	330,203
July 1, 2018 through July 31, 2018	0	None	0	330,203
August 1, 2018 through August 31, 2018	0	None	0	330,203
September 1, 2018 through September 30, 2018	0	None	0	330,203
October 1, 2018 through October 31, 2018	0	None	0	330,203
Total	0	None	0	—

(1) On April 11, 2012, the Fund announced that the Board of Directors approved a share repurchase program.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares as of April 30, 2012. The plan does not have an expiration date.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2018, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	Proxy Voting Policy of Registrant

(d)	Proxy Voting Policies and Procedures of Investment Manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Japan Equity Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Japan Equity Fund, Inc.

Date: January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Japan Equity Fund, Inc.

Date: January 7, 2019

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Japan Equity Fund, Inc.

Date: January 7, 2019

EXHIBIT LIST

13(a)(1) — Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

13(a)(2) — Rule 30a-2(a) Certifications

13(b) — Rule 30a-2(b) Certifications

13(c) — Proxy Voting Policy of Registrant.

13(d) —Investment Adviser’s Proxy Voting Policies